UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

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MDI, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-9463	75-2626358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

835 Proton Rd.

San Antonio, TX 78258

(Address of principal executive offices)

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Copies to:

Carmelo M. Gordian

Andrews Kurth LLP

111 Congress Avenue,

Suite 1700,

Austin, TX 78701

Fax: 512-320-9292

(210) 854-4149

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

MDI, Inc. is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K initially filed with the Securities Exchange Commission on September 8, 2009, to o (i) include the audited financial statements of the Company’s recently acquired subsidiary Almana Network International, Inc. for the period from inception (June 3, 2009) through June 30, 2009, and (ii) pro forma financial information..

Item 9.01.

Exhibits and Financial Statements.

(a)

Financial Statements.

Financial statements of Almana Network International, Inc. filed herewith.

(b)

Pro formal financial information.

Pro forma financial information filed herewith.

(d)

Exhibits

Exhibit No.	Description
99.1	Financial Statements of Almana Network International, Inc.
99.2	Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDI, INC.

Dated: November 21 2009	By:	/s/ SWARAJ BONTULA
Swaraj Bontula
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Financial Statements of Almana Network International, Inc.
99.2	Pro forma financial information